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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported) October 2, 2002
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                     INTER-CONTINENTAL SERVICES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Missouri
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                 (State or Other Jurisdiction of Incorporation)


              000-04519                                44-0628974
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      (Commission File Number)              (I.R.S. Employer Identification No.)


               330 Rancheros Drive, Ste. 258, San Marcos, CA 92069
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               (Address of Principal Executive Offices) (Zip Code)


                                 (760) 761-4202
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)


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Item 4. Changes in Registrant's Certifying Accountant
           -------------------------------------------------------------

                On September 25, 2002, the Company engaged the firm of Weinberg & Company, P.A., of Los Angeles, California, as independent accountants for the Company. Prior to September 25, 2002, neither the Company, nor anyone on its behalf, had consulted with Weinberg & Company, P.A. concerning the accounting principles of any specific completed or contemplated transaction, any type of audit opinion on the Company's financial statements or any other material factor which might be considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.







SIGNATURE

Pursuant to the requirements required of the Securities and Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                     INTER-CONTINENTAL SERVICES CORPORATION

                                        JAMES LAVOIE
DATED: October 2, 2002                  BY: /s/ James LaVoie
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                                            President